EXHIBIT A
                          AIRPLANES PASS THROUGH TRUST
                             I. Transaction Overview




MORGAN STANLEY DEAN WITTER                                       LEHMAN BROTHERS



Offered Certificates (assuming an amortizing structure)*

                                                               Subclass A-9 Certificates
                                                               -------------------------
Aggregate Initial Principal Amount                                      $750,000,000
Expected Ratings
     Fitch                                                                        AA
     Moody's                                                                     Aa2
     Standard & Poor's                                                            AA
Interest Rate                                                             LIBOR + o%
Initial Loan to Value (1)                                                      57.7%
Initial Loan to Assumed First Year's Net Revenue (2)                           4.71x
Assumed Interest Coverage Ratio (3)                                            3.64x
Assumed Debt Service Coverage Ratio (4)                                        3.64x
Assumed Adjusted Debt Service Coverage Ratio (5)                               1.60x
Expected Final Payment Date (6)                                    November 15, 2008
Expected Weighted Average Life (Years)                                           5.1
Expected Principal Amortization Period                              January 15, 2004
                                                                to November 15, 2008
Final Maturity Date                                                   March 15, 2019

--------------------------------------------------------------------------------
* The ratios in this table are calculated as of March 15, 2001 and in each case exclude $40 million of class A Principal Adjustment Amount which will be paid out of the miscellaneous reserve amount on April 17, 2001

(1) "Initial Loan to Value" represents (i) the aggregate principal amount of the class A certificates divided by (ii) the aggregate appraised value of the aircraft as of January 31, 2001, plus $80 million, the expected amount of the liquidity reserve amount, net of security deposits, on the closing date.

(2) "Assumed First Year's Net Revenue" means gross revenue less leasing costs, servicer fees, administrative agent fees, cash manager fees and other general and administrative costs

(3) "Assumed Interest Coverage Ratio" means Assumed First Year's Net Revenue divided by Assumed First Year's Interest. "Assumed First Year's Interest" means the interest payable on the subclass A-9 certificates and each other subclass of class A certificates then outstanding

(4) "Assumed Debt Service Coverage Ratio" means Assumed First Year's Net Revenue divided by Assumed First Year's Interest and Minimum Principal. "Assumed First Year's Interest and Minimum Principal" means (a) the interest and minimum principal payments on the subclass A-9 certificates plus (b) the interest and minimum principal payments assumed to be payable on each other subclass of class A certificates currently outstanding

(5) "Assumed Adjusted Debt Service Coverage Ratio" means Assumed First Year's Net Revenue divided by Assumed First Year's Interest, Minimum Principal and Class A Principal Adjustment Amount. "Assumed First Year's Interest, Minimum Principal and Class A Principal Adjustment Amount" means (a) the interest, minimum principal payments and principal adjustment amounts on the subclass A-9 certificates plus (b) the interest, minimum principal payments and principal adjustment amounts assumed to be payable on each other subclass of class A certificates currently outstanding.

(6) "Expected Final Payment Date" with respect to the subclass A-9 certificates means the date by which all the principal on the subclass A-9 certificates will be paid based on the Base Case

Use of Proceeds       The net cash proceeds from this offering of $750 million
                      will be used to refinance the existing subclass A-4 and A-7 certificates.

Existing Certificates


                                  Outstanding             Ratings           Annual Interest
   Class or Subclass of        Principal Amount        (Moody's/S&P/         Rate (payable         Assumed Final           Final
  Certificates and Notes       (as of 15-Feb-01)           Fitch)               monthly)         Payment Date (1)      Maturity Date
  ----------------------       -----------------           ------               --------         ----------------      -------------
                                 ($ millions)
Subclass A-4                             200.0           Aa2/AA/AA              LIBOR+0.620%       Mar 15, 2001        Mar 15, 2019
Subclass A-6                             450.4           Aa2/AA/AA              LIBOR+0.340%       Jan 15, 2004        Mar 15, 2019
Subclass A-7                             550.0           Aa2/AA/AA              LIBOR+0.260%       Mar 15, 2001        Mar 15, 2019
Subclass A-8                             700.0           Aa2/AA/AA              LIBOR+0.375%       Mar 15, 2003        Mar 15, 2019
Class B                                  279.4             A2/A/A               LIBOR+0.750%       Dec 15, 2016        Mar 15, 2019
Class C                                  349.8          Baa2/BBB/BBB                  8.150%       Nov 15, 2013        Mar 15, 2019
Class D                                  395.1           Ba2/BB/BB                   10.875%       Dec 15, 2016        Mar 15, 2019
Class E (notes only) (2)                 591.2               --                  20.000% (3)           --              Mar 15, 2019


(1) Assumed Final Payment Dates were determined based on the assumptions described under "Airplanes Group Performance Assumptions" in the preliminary Offering Memorandum

(2)  Held by General Electric Capital Corporation

(3) The annual interest rate on the class E notes is adjusted by reference to changes in the U.S. Consumer Price Index since March 28, 1996. As of February 15, 2001, the annual interest rate on the class E notes was 22.24%. Except for the class E minimum interest amount and supplemental interest amount, payable at 1% and 10% per annum, respectively, no principal or interest is payable on the class E notes until the more senior classes of notes have been paid in full

  Aircraft Summary

                 Original Transaction   1998 Refinancing        2001 Refinancing
                   March 1996 (1)          March 1998 (2)       January 31, 2001 (3)
                   --------------          --------------       --------------------
 Number of Aircraft          229                     218                    193
 Narrowbody Models                (% of Appraised Value)
 A320-200                   8.82                    9.67                  10.41
 B727-200A                  0.24                    0.21                   0.23
 B737-200A                  4.34                    4.46                   3.37
 B737-200C                  0.42                    0.44                     --
 B737-300                   5.92                    6.41                   6.21
 B737-400                  13.90                   15.41                  16.82
 B737-500                   5.85                    6.14                   6.97
 B757-200                   3.07                    3.32                   3.53
 DC9-14                     0.05                    0.05                     --
 DC9-15                     0.15                    0.14                     --
 DC9-32                     0.86                    0.78                   0.71
 DC9-51                     0.50                    0.49                   0.43
 F-100                      7.37                    6.77                   6.15
 MD-82                      0.94                    0.95                   1.06
 MD-83                     12.36                   12.99                  13.82
 MD-87                      0.40                    0.39                   0.39
                            ----                    ----                   ----
 Subtotal                  65.19                   68.62                  70.09

Widebody Models
 A300-114-100               0.64                    0.45                      -
 A300-134-200               0.79                    0.65                   0.57
 A300-C4-203                0.45                    0.42                   0.47
 B747-20OBC (4)             0.85                    0.98                      -
 B767-200ER                 1.32                    1.38                   1.37
 B767-300ER                 6.29                    6.78                   7.23
 DC 10-30                   1.00                      --                      -
 MD-11                      5.86                    6.23                   5.94
                            ----                    ----                   ----
 Subtotal                  17.20                   16.89                  15.57

 Freighter Models
 B747-200SF                   --                      --                   0.96
 DC8-71 F                  11.21                    8.71                   7.64
 DC8-73CF                   0.51                    0.52                   0.54
 DC 10-30F                  0.96                      --                     --
 Subtotal                  12.68                    9.23                   9.14
 Turboprop Models
 ATR42-300                  0.65                    0.65                   0.68
 DHC8-100                   0.90                    0.94                   0.98
 DHC8-300                   3.26                    3.55                   3.45
 METRO-III                  0.12                    0.12                   0.09
                            ----                    ----                   ----
 Subtotal                   4.93                    5.26                   5.20

(1) Using appraised values as of October 31, 1995 (aggregate value of $4,527 million)

(2) Using appraised values as of January 23, 1998 (aggregate value of $3,813 million)

(3) Using appraised values as of January 31, 2001 (aggregate value of $3,135 million)

(4) This aircraft completed its conversion to a freighter, B747-20OSF, on March 27, 1998

                          AIRPLANES PASS THROUGH TRUST
                             I. Transaction Overview
                                   (continued)
Lessee Summary

                                                     By Percent of Total Appraised Value (%)
                          ----------------------------------------------------------------------------------
                           Original Transaction         1998 Refinancing             2001 Refinancing
                              March 1996 (1)              March 1998 (2)           January 31, 2001 (3)
                             --------------             -----------------           --------------------
  Number of Lessees                     83                    74                            66
  Number of Countries                   40                    38                            35
  Europe (excluding CIS)             34.4%                 33.6%                         33.7%
  Latin America                      28.4%                 33.7%                         29.9%
  North America                      17.3%                 17.2%                         22.0%
  Asia & Far East                    15.0%                 10.3%                         10.0%
  Africa                              0.7%                  1.5%                          1.3%
  Other (including CIS)               1.1%                  0.5%                          0.5%
  Australia & New Zealand             0.3%                  0.3%                          0.3%
  Off-lease                           2.8%                  2.9%                          2.3%
 Noise
 Restrictions
                                                   By Percent of Total Appraised Value (%)
                          ---------------------------------------------------------------------------------
                          Original Transaction          1998 Refinancing             2001 Refinancing
                             March 1996 (1)               March 1998 (2)           January 31, 2001 (3)
                             --------------             -----------------          --------------------
  Stage 3                            93.4%                 93.4%                        94.2%
  Stage 3 Hush-kitted                 0.0%                  0.0%                         0.8%
  Stage 2                             6.6%                  6.6%                         5.0%


----------
     (1) Using appraised values as of October 31, 1995
     (2) Using appraised values as of January 23, 1998
     (3) Using appraised values as of January 31, 2001

Transaction Background           On March 28, 1996, Airplanes Limited and
                                 Airplanes U.S. Trust (together, "Airplanes
                                 Group" or "APG") established pass through trusts to offer and sell $4,048 million in aggregate principal amount of subclass A-1, A-2, A-3, A-4 and A-5 and class B, C and D pass through certificates. The proceeds from this offering, together with the proceeds from the sale of the class E notes of Airplanes Group, were used to acquire a portfolio of 229 aircraft from GPA Group plc (now known as debis
                                 AirFinance Ireland plc) and its subsidiaries.

                                 On March 16, 1998, APG established pass through trusts to offer and sell $2,437 million in aggregate principal amount of subclass A-6, A-7 and A-8 and class B certificates in connection with the refinancing of the subclass A-1, A-2 and A-3 and existing class B certificates.

Assets As of January 31, 2001, APG's portfolio of aircraft consisted of 193 aircraft

                                 o 187 contracted leases with 66 lessees in 35
                                   countries

                                 o Liquidity reserve consisting of

                                   - $80MM in maintenance reserve amount

                                   - Cash security deposit reserve amount of
                                     approximately $35.4MM

                                   - $40MM in miscellaneous reserves

                                 o Security deposits in the form of letters of
                                   credit for $288.8MM

                                 Please refer to the next page, Adjustment to Liquidity Reserves, for more details

                                 Of the six aircraft off-lease, three were subject to lease agreements and one was subject to a letter of intent as of January 31, 2001. The remaining two unplaced aircraft represented 0.34% of our portfolio by appraised value as of January 31, 2001.

Adjustment to Liquidity Reserves Subject to rating agency approval, as of the closing date the miscellaneous reserve amount is expected to be reduced to $nil and, solely for purposes of the "First Collection Account Top-Up" described in the Priority of Payments on page 14, the maintenance reserve amount is expected to be reduced to $60 million. The reduction of the miscellaneous reserve amount would result in the payment of the outstanding class A principal adjustment amount ($38.6 million as of February 15, 2001) and any remaining amount would be applied towards reduction of the deferred scheduled principal payment on the class C notes. The reduction of the maintenance reserve amount would allow an additional amount of up to $20 million to be applied to minimum hedge payments, class A minimum principal, class B interest, class B minimum principal and class C and D interest, but would require that amount to be retained in the Collection Account prior to payment of class A principal adjustment amount or any other amounts ranking junior to the "Second Collection Account Top-Up" under the Priority of Payments.

Appraised Value                  At January 31, 2001, the average of the three
                                 appraised values from Airclaims Limited,
                                 Aircraft Information Systems, Inc. and BK
                                 Associates, Inc., for the remaining 193
                                 aircraft in the portfolio was $3,135.4 million
                                 (the "Appraised Value").

Aircraft Summary                 o At January 31, 2001, APG's portfolio of
                                   aircraft consisted of 28 (% by Appraised
                                   Value) different aircraft types

                                 o Major aircraft types as a percentage of total
                                   appraised value are as follows:
                                   - 16.8% Boeing 737-400
                                   - 13.8% McDonnell Douglas MD-83
                                   - 10.4% Airbus A320-200
                                   - 7.0% Boeing 737-500
                                   - 6.2% Boeing 737-300/-300QC
                                   - 3.5% Boeing 757-200

Lessees
(% by Appraised Value)           As of January 31, 2001, APG had:

                                 o 66 lessees in 35 countries

                                 o Largest lessee, Air Canada, represented 9.0%
                                   of the portfolio

                                 o Largest country, U.S., represented 13.1% of
                                   the portfolio

                                 o Average remaining contracted lease term was
                                   29 months

                                 o All existing leases are denominated in U.S.
                                   dollars

Servicer GE Capital Aviation Services, Limited ("GECAS") is the servicer for APG's portfolio. GECAS is headquartered in Shannon, Ireland where it had 97 employees as of January 31, 2001. GE Capital Aviation Services, Inc., of which GECAS is a subsidiary, has a further 130 employees worldwide and has operations in Stamford, Connecticut; Shannon, Ireland; Miami, Florida and a number of other locations.

                                 GECAS is a global commercial aviation financial services company that offers a range of aircraft financial products and provides management, marketing and technical support services to airlines, aircraft owners, lenders and investors as well as various of its affiliates and other third parties, including the GE Group, Aircraft Finance Trust, debis AirFinance Ireland and Airplanes Group. As of January 31, 2001, GECAS and its affiliates managed a portfolio consisting of 1,071 aircraft on lease to more than 161 lessees in 62 countries throughout the world. As of January 31, 2001, GECAS had also committed to purchase a total of 417 new aircraft from manufacturers, deliverable through December 2007. On November 20, 1998, GECAS' affiliate, GE Capital, acquired the class E notes previously held by GPA Group (now known as debis AirFinance Ireland) and its subsidiaries. GECAS holds 5% of the ordinary share capital of Airplanes Holdings, and GE Capital has an option to acquire the residual interest in Airplanes U.S. Trust from AerFi, Inc.

                                 The servicer does not assume any liability or accountability for (i) the terms and conditions of the Certificates, (ii) the ability of Airplanes Group to comply with the terms and conditions of the Certificates or the Guarantees and (iii) the structuring or implementation of any aspect of the various transactions contemplated by this Preliminary Term Sheet.

                                 The duties and obligations of the servicer are limited to those expressly set forth in the Servicing Agreement and the servicer does not have any fiduciary or other implied duties or obligation to Airplanes Group or any other person, including any certificateholder.

                          AIRPLANES PASS THROUGH TRUST
                             I. Transaction Overview
                                   (continued)
Ownership Structure
Airplanes/REFI Mar O1/Marketing/Term Sheet/Term_sheet_diagrams.ppt

                                                                                ------------
                                                                                |Charitable|
                                                                                | Trusts   |
                                                                                | (Jersey) |
                                                                                ------------
                             option to                                                |       100% equity interest
                             purchase residual                                        |
                             interest in                                              v
         -----------------   Airplanes Trust  ----------------                  --------------------
        | AerFi, Inc. Inc.|                   |GE Capital (1)|                  |Airplanes Limited  |
        |   (Delaware)    |-----------------> |  (New York)  |                  |   (Jersey)        |
         -----------------                    ---------------                   --------------------
                |      residual                  |   100% indirect                    |        95% equity interest
                |      interest                  |   equity interest                  |
                |                                |                                    |
                v                                v                                    v
         ----------------------             -----------                         ---------------------
         |Airplanes U.S. Trust|             |GECAS (1)|  5% equity interest     | Airplanes Holdings |------------------
         |    (Delaware)      |             |(Ireland)|---------------------- > |     (Ireland)      |                  |
         ----------------------             -----------                         ---------------------                   |
                | 100% equity                                                         |                                 |
                | interest                                                            v       100% equity interest      |
                v                                                               -----------------------                 |
         ----------------                                                       |Aircraft-owning      |                 |
         |AeroUSA       |                                                       |     aircraft        |                 | aircraft
         |and subsidiary|                                                       | and aircraft-leasing|                 | ownership
         ----------------                                                       |    companies        |                 |
                |                                                               -----------------------                 |
                |  aircraft                                                           |       aircraft ownership        |
                |  ownership                                                          |                                 |
                v                                                                     v                                 |
         ---------------                                                        ----------------                        |
         | 16 aircraft |                                                        | 177 aircraft |  < ---------------------
         ---------------                                                        ----------------



(1) The Certificates are not obligations of, or guaranteed by, or offered for sale by GE Capital, GECAS or any of their affiliates

                          AiRPLANES PASS THROUGH TRUST

                             II. Structural Summary

Issuer Airplanes Pass Through Trust, a New York trust, established in March 1996

Offering                         o Rule 144A and Regulation S, with registration
                                   rights

                                 o Failure to register the subclass A-9
                                   Certificates on or before December 17, 2001 will result in a 0.50% increase in their coupons

Underwriters                     Lead Manager and Sole Book-Runner:  Morgan Stanley Dean Witter
                                 Co-Lead Manager:                    Lehman Brothers

Expected Pricing Date            On or about March 6, 2001

Expected Settlement              March 15, 2001 Same-day funds through DTC,
                                 Clearstream and Euroclear


Payment Dates                    The 15th of every month, beginning April 17,
                                 2001

Day Count Basis                  Actual/360

Redemption  Provisions           o Premium redemption rates for early
                                   redemptions and refinancings

                                 o Redemptions from available collections to be
                                   made without premium

Redemption of the
Subclass A-9 Certificates        Redemption Date              Redemption Premium
                                 ---------------              ------------------
                                 After March 15, 2001.................  101.00%
                                 On or after March 15, 2002...........  100.50%
                                 On or after March 15, 2003...........  100.00%

Exchange Offer and
RegistrationRequirement          If the subclass A-9 certificates are not
                                 registered and exchanged through an exchange offer on or before December 17, 2001, the interest rate on the subclass A-9 certificates will increase by 0.50% per annum until such an exchange offer is completed or registration statement is declared effective by the SEC.

Legal Maturity Date              March 15, 2019

Minimum Denominations            The subclass A-9 Certificates will be issued in
                                 denominations of US$100,000 and integral multiples of US$1,000 in excess thereof. The subclass A-9 Certificates will be subject to certain restrictions on transfer until the exchange offer therefor is consummated.

ERISA Eligibility                The subclass A-9 Certificates may be eligible
                                 for purchase by an employee benefit plan or other plan subject to Title 1 of ERISA or
                                 Section 4975 of the United States Internal
                                 Revenue Code of 1986, as amended.

Listing                          Luxembourg Stock Exchange

Leases Most of the leases are operating leases under which APG generally retains the benefit and bears the risk of the residual value of the aircraft at the end of the lease.

                                 The lessees are obliged to make rental payments and generally assume responsibility for:

                                 o ensuring proper operation and maintenance of
                                   the aircraft

                                 o providing indemnification and insurance for
                                   losses resulting from operation of the
                                   aircraft

                                 o paying all costs of operating and maintaining
                                   the aircraft and keeping the aircraft free of liens

                                 o complying with all governmental licensing and
                                   other requirements

                                 o grossing up payments where payments are
                                   subject to withholding or other taxes

                          AIRPLANES PASS THROUGH TRUST
                             II. Structural Summary
                                   (continued)

Annual Lease Remarketing Tasks

                     No. of Leases Rolling Off As % of Appraised Value
                                  (As of 31-Jan-01)

(GRAPHIC OMITTED)

# of Leases
              2001            2002           2003           2004            2005
              ----            ----           ----           ----            ----
Turboprop      11             13               3              -              1
Freighter       2              8               6              3              -
Widebody        2              3               2              1              1
Narrowbody     22             33              33             17              9
              ----            ----           ----           ----            ----
Total          37             57              44             21             11

Inserted on 2/14/01 from CMSDOCS/204674 Copy and paste as paste special, as a picture, not floating, but either directly into text or into a table cell.

                          AIRPLANES PASS THROUGH TRUST

                             II. Structural Summary
                                   (continued)

 Priority of Payments
CMSDOCS/ 204494

         Collections
                |
                v
         (1) Required Expense ------->(2) Class A Interest    --->(12) Class C
               Amount                  /  and Swap Payments   |   Scheduled Principal
                                      /                       |        |
                                     /                        |        v
         (3)  First Collection      /                         |   (13) Class D   ------------>(14) Modification
              Account Top-up  <-----                          |   Scheduled Principal           /   Payments
                  |                                           |                                /
                  |                                           |                               /
                  v                                           |                              /
         (4) Minimum Hedge ---------->(5) Class A Minimum     |   (15) Class A Note<--------- (16) Class E
             Payment                         Principal        |   Step-up Interest ---------->Minimum Interest
                                                  |           |                                       |
                                                  |           |                                       |
                                                  v           |                                       v
                                      (6) Class B Interest    |   (18) Class B  <------------ (17) Supplemental
                                                  |           |   Supplemental Principal      Hedge Payment
                                                  |           |          |
                                                  |           |          |
                                                  v           |           v
                                      (7) Class B Minimum     |    (19) Class A
                                                  |           |    Supplemental Principal
                                                  |           |           |
                                                  |           |           |
                                                  v           |           v
                                      (8) Class C Interest    |    (20)Class D
                                                  |           |    Outstanding Principal
                                                  |           |           |
                                                  |           |           |
                                                  v           |           v
                                      (9) Class D Interest    |    (21) Class C    ----------> (22) Class E
                                     /                        |    Outstanding Principal       Supplemental Interest
                                    /                         |           |                         /
                                   /                          |           |                        /
                                  /                           |           v                       /
        (10) Second Collection<---   (11) Class A Principal   |    (23) Class B       <-----------
            Account Top-up   ------->   - Adjustment Amount --|   Outstanding Principal
                                                                         |
                                                                         |
                                                                         v
                                                                  (24) Class A                (25) Subordinated
                                                                  Outstanding Principal-----> Swap Payments
                                                                                                    |
                                                                                                    |
                                                                                                    v
                                                                                              (26) Class E
                                                                                              Accrued Unpaid
                                                                                                Interest
                                                                                                    |
                                                                                                    |
                                                                                                    v
                                                                                              (27) Class E
                                                                                                Outstanding
                                                                                                Principal


Declining Balances of the Certificates under the Base Case (SMM)
--------------------------------------------------------------------------------

                          AIRPLANES PASS THROUGH TRUST
                                III. Assumptions

Base Case Assumptions

Under the base case assumptions, the chart below summarizes monthly cash amounts available to service the certificates.

                                             % of Lease
                Cash Flows                    Rentals                         Airplanes Group Assumptions
                ----------                    -------                         ---------------------------
Lease Rentals                                  100.0%     o   Lease  rental  rollout  assumption  has changed  from  original transaction and 1998 Refinancing base case (detail next page)

                                                          o   Sale at the end of useful life for 12% of assumed value when new (1)

Less:    Net Stress-Related Costs               (6.0%)    o   6.0% of lease rentals assumed lost due to aircraft downtime, bad debts, and aircraft repossession costs, offset by security deposits drawn after an event of default and any other lease income which includes lease termination payments and default interest

Plus:    Interest Earned                       + 2.0%     o   One month LIBOR on all cash balances

Plus:    Net Maintenance                       + 0.0%     o   Maintenance receipts assumed to equal maintenance expenses

Less:    Aircraft Operating Expenses            (5.0%)    o   5.0% per annum of lease rentals

         SG&A                                   (8.0%)(2) o   SG&A expenses represent the sum of

                                                              - Servicer fees payable to GECAS and administrative fees payable to the administrative agent, both of which contain a portion which will decrease proportionately with the number of aircraft
                                                                remaining in the portfolio after APG's portfolio has been reduced to 153 aircraft

                                                              - Cash manager fees

                                                              - Other SG&A and other expenses

Equals:  Cash Available to                      83.0%     o   83.0% of lease rentals available to pay interest and principal on
Certificateholders                                            the notes and certificates

----------------

(1) Except for 3 B737-200As leased to Air Canada under finance leases which, in line with the terms of such finance leases, are assumed to have a residual value of $1 million each at the expiry of current lease

(2)  As percentage of Assumed First Year's Lease Rentals

Assumptions

                                                                    Original Transaction
                                                                    and 1998 Refinancing         2001 Refinancing
                                                                    --------------------         ----------------
Annual decline in lease rate: Age of Aircraft (in years, % per annum):
         1-5.................................................               0.0                        2.0
         6-15................................................               0.0                        1.0
         16-20...............................................               6.0                        3.0
         Thereafter..........................................               6.0                        5.0

         Sale Value at End of Useful Life....................               0.0%                    12.0% (1)

         Useful Life (yrs) for Passenger Aircraft............            20.0-25.0                  22.5-25.0

         Useful Life (yrs) for Freighters (2)................               20.0                       20.0

         Stress Costs........................................              (6.0%)                     (6.0%)

         Maintenance.........................................               0.0%                       0.0%

         Interest Earned.....................................              +2.0%                      +2.0%

         Aircraft Operating Expenses.........................              (2.0%)                     (5.0%)

         SG&A................................................              (7.5%)                     (8.0%)
                                                                           ------                     ------

Net Cash to Certificateholders                                            + 86.5%                    + 83.0%

(1) Except for 3 B737-200As leased to Air Canada under finance leases which, in line with the terms of such finance leases, are assumed to have a residual value of $1 million each at the expiry of current lease

(2)  Years from the date of conversion to freighter service

                          AIRPLANES PASS THROUGH TRUST
                                III. Assumptions
                                   (continued)
Useful Life Assumptions
                                           Aircraft             Expected Useful
                                            Type                Life (yrs.) (1)
                                         ------------------     ---------------
 Passenger Jet Aircraft                  A300                         25.0
                                         A320-200                      25.0
                                         B727-200A                     22.5
                                         B737-200A                     25.0
                                         B737-300/400/500              25.0
                                         B757-200                      25.0
                                         B767-200ER/300ER              25.0
                                         DC9-32/51                22.5-25.0
                                         F-100                         25.0
                                         MD-11                         25.0
                                         MD-82/3/7                     25.0
        Freighter Jet Aircraft (Z)       B747-200SF                    20.0
                                         DC8-71F/73CF                  20.0
        Turboprops                       ATR42-300                     22.5
                                         DHC8-100/300/300C             22.5
                                         METRO-111                     22.5

(1) We assume that each aircraft has an expected useful life that corresponds to its aircraft type as set forth in the table above or, if longer, the number of years from the date of manufacture or conversion to freighter service of the aircraft to the date of termination of the current lease of the aircraft

(2) Expected Useful Life in years from the date of conversion to freighter service

Base Case Results

Percent of Initial Outstanding Principal Balance of the Certificates under the
 Base Case:

                                                                        Aggregate Class A
                                     Subclass  Subclass  Subclass    Certificates, including
Payment Date Occurring in March         A-6       A-8       A-9     Refinancing Certificates
-------------------------------         ---       ---       ---     ------------------------

2001 (Closing Date)                        48%      100%      100%             74%
2002                                       31%      100%      100%             69%
2003                                       14%        0%      100%             63%
2004                                        0%        0%       96%             57%
2005                                        0%        0%       74%             50%
2006                                        0%        0%       50%             43%
2007                                        0%        0%       29%             37%
2008                                        0%        0%       11%             31%
2009                                        0%        0%        0%             26%
2010                                        0%        0%        0%             21%
2011                                        0%        0%        0%             16%
2012                                        0%        0%        0%             11%
2013                                        0%        0%        0%              8%
2014                                        0%        0%        0%              4%
2015                                        0%        0%        0%              2%
2016                                        0%        0%        0%              0%
2017                                        0%        0%        0%              0%

Weighted Average Life (yrs)              1.5       2.0       5.1                6.4

Declining Balances of the Certificates under the Base Case ($MM)


                                [GRAPHIC OMITTED]

[Graph showing declining balances of the certificates and the expected portfolio value 2001-2017.]

--------------------------------------------------------------------------------

                          AIRPLANES PASS THROUGH TRUST
                                IV. Stress Tests


1.   Effect of Inability to Refinance Subclass A-8 Certificates

The table below is based on the assumptions, except that the assumption has been made that no refinancing certificates are issued. If no refinancings occur, the expected maturity (Exp) and weighted average life (Avg) of the subclass A-9 certificates would be as set forth below.

                  Expected Maturities and Weighted Average Lives of Certificates

                          Expected Maturity/Weighted Average Life
                   -------------------------------------------------------------
                           Base Case                        No Refinancings
                   -------------------------------------------------------------
                    Exp               Avg                 Exp              Avg
                    ---               ---                 ---              ---
Subclass A-9        7.7               5.1                15.8              10.5


2.   Minimum Revenue Percentage Required to Repay Certificates

The following tables show the minimum percentage of lease rentals that will be necessary to repay all interest and principal on the class A certificates by their final maturity date. If APG received actual revenues below the percentages of lease rentals indicated below and all of the other assumptions proved to be correct, APG would be unable to make the required payments on the notes and certificates, which would constitute an event of default.

               Percentage of Lease Rentals Necessary to Repay the
             Certificates by the Final Maturity Date Assuming Actual
 Experience Corresponds to the Base Case until the Beginning of the Year Stated

               Closing Date         Year 3             Year 6           Year 10
               ------------         ------             ------           -------
Class A           57.5%             54.5%              47.9%             36.0%

3.   Effect of a Permanent Change in Lease Rentals

The tables below have been prepared based on the assumptions, except that the revenue received by APG from lease rentals has been varied by the indicated percentages, beginning in years 3 and 6. If APG received actual lease rentals as indicated below and all of the other assumptions proved to be correct, then the expected maturity and weighted average life of the subclass A-9 certificates would be as set forth below.

   Expected Maturities and Weighted Average Lives of Subclass A-9 Certificates
        Assuming a Permanent Change in Lease Rentals, Beginning in Year 3

       Permanent Change in Lease Rentals as a Percentage of Lease Rentals
--------------------------------------------------------------------------------

                        Exp       Avg
                        ---       ---
                           (Years)
Base Case + 10%         7.7       5.0
Base Case + 5%          7.7       5.0
Base Case               7.7       5.1
Base Case - 5%          8.3       5.6
Base Case - 10%         8.3       5.8

   Expected Maturities and Weighted Average Lives of Subclass A-9 Certificates
        Assuming a Permanent Change in Lease Rentals, Beginning in Year 6

       Permanent Change in Lease Rentals as a Percentage of Lease Rentals
--------------------------------------------------------------------------------

                        Exp       Avg
                        ---       ---
                           (Years)
Base Case + 10%         7.7       5.1
Base Case + 5%          7.7       5.1
Base Case               7.7       5.1
Base Case - 5%          7.7       5.2
Base Case - 10%         8.2       5.3

4.   Effect of a Permanent Decline in Portfolio Value

The following tables show the expected maturity and weighted average life of the subclass A-9 certificates if the adjusted portfolio values permanently declined to a given percentage of the expected portfolio value, beginning in years 1 and 5.

   Expected Maturities and Weighted Average Lives of Subclass A-9 Certificates
       Assuming a Permanent Change in Portfolio Value, Beginning in Year 1

                   Adjusted Portfolio Value as a Percentage of
                  Expected Portfolio Value Beginning in Year 1
--------------------------------------------------------------------------------

                          Exp      Avg
                          ---      ---
                           (Years)
110%                    8.1      5.7
105%                    7.9      5.4
Base Case (100%)        7.7      5.1
95%                     7.3      5.1
90%                     7.3      5.1


   Expected Maturities and Weighted Average Lives of Subclass A-9 Certificates
       Assuming a Permanent Change in Portfolio Value, Beginning in Year 5

                   Adjusted Portfolio Value as a Percentage of
                  Expected Portfolio Value Beginning in Year 5
--------------------------------------------------------------------------------

                      Exp       Avg
                      ---       ---
                         (Years)
110%                  8.1       5.5
105%                  7.9       5.3
Base Case (100%)      7.7       5.1
95%                   7.3       5.1
90%                   7.3       5.1